UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2013

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement
On February 24, 2013, Cheniere Energy Partners, L.P. (the“Partnership”) entered into a Common Unit Purchase Agreement (the “Purchase Agreement”) with certain purchasers named therein (each, a “Purchaser” and together, the “Purchasers”). Pursuant to the Purchase Agreement, the Purchasers agreed to purchase an aggregate of 17,590,360 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $20.75 per Common Unit.
The Common Units were offered, and the Purchase Agreement entered into, pursuant to a registered direct offering (the “Offering”). The total proceeds to the Partnership from the sale of the Common Units will be approximately $365 million before expenses. In addition, proceeds will include the general partner's proportionate capital contribution of approximately $7.4 million to maintain its 2% general partner interest. The Partnership did not hire a placement agent firm or utilize an underwriter in connection with the Offering. The transactions contemplated by the Offering are expected to close on March 1, 2013.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 10.1 to this report and incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure.
On February 25, 2013, the Partnership issued a press release announcing a registered direct offering of 17,590,360 common units. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Item 7.01 of Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and such information, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description
10.1*            Common Unit Purchase Agreement, dated February 24, 2013.
99.1*            Press Release, dated February 25, 2013.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.
	By:	Cheniere Energy Partners GP, LLC, its general partner

Date: February 25, 2013	By:	/s/ Meg A. Gentle
	Name:	Meg A. Gentle
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description
10.1*            Common Unit Purchase Agreement, dated February 24, 2013.
99.1*            Press Release, dated February 25, 2013.

* Filed herewith.